EXHIBIT 4.40

SUPPLEMENTAL INDENTURE

FROM

LOUISVILLE GAS AND ELECTRIC COMPANY

TO

HARRIS TRUST AND SAVINGS BANK

TRUSTEE

DATED MARCH 15, 2002

SUPPLEMENTAL TO TRUST INDENTURE

DATED NOVEMBER 1, 1949

Table of Contents

Parties
Recitals
Form of Bonds of Pollution Control Series DD
Form of Bonds of Pollution Control Series EE
Further Recitals

ARTICLE I.
SPECIFIC SUBJECTION OF PROPERTY TO THE LIEN OF THE ORIGINAL INDENTURE.

Section 1.01-

Grant of certain property, including all personal property to comply with Uniform Commercial Code of the State of Kentucky, subject to permissible encumbrances and other exceptions contained in Original Indenture

ARTICLE II.
PROVISIONS OF BONDS OF POLLUTION CONTROL SERIES DD AND EE.

Section 2.01-	Terms of Bonds of Pollution Control Series DD
Section 2.02-	Payment of principal and interest-Bonds of Pollution Control Series DD
Section 2.03-	Bonds of Pollution Control Series DD deemed fully paid upon payment of corresponding Jefferson County Bonds
Section 2.04-	Terms of Bonds of Pollution Control Series EE
Section 2.05-	Payment of principal and interest-Bonds of Pollution Control Series EE
Section 2.06-	Bonds of Pollution Control Series EE deemed fully paid upon payment of corresponding Trimble County Bonds
Section 2.07-	Interchangeability of bonds
Section 2.08-	Charges upon exchange or transfer of bonds

ARTICLE III.
MISCELLANEOUS.

Section 3.01-	Recitals of fact, except as stated, are statements of the Company
Section 3.02 -	Supplemental Indenture to be construed as a part of the Original Indenture
Section 3.03-	(a) Trust Indenture Act to control
(b) Severability of provisions contained in Supplemental Indenture and bonds
Section 3.04-	Word “Indenture” as used herein includes in its meaning the Original Indenture and all indentures supplemental thereto
Section 3.05-	References to either party in Supplemental Indenture include successors or assigns
Section 3.06-	(a) Provision for execution in counterparts
(b) Table of contents and descriptive headings of Articles not to affect meaning

Schedule A

i

Supplemental Indenture, made as of the 15th day of March, 2002, by and between LOUISVILLE GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under and by virtue of the laws of the Commonwealth of Kentucky, having its principal office in the City of Louisville, County of Jefferson, in said Commonwealth of Kentucky (the “Company”), the party of the first part, and HARRIS TRUST AND SAVINGS BANK, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office at Two North LaSalle Street, City of Chicago, County of Cook, State of Illinois 60602, as Trustee (the “Trustee”), party of the second part;

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered its Trust Indenture (the “Original Indenture”), made as of November 1, 1949, whereby the Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed unto the Trustee under said Indenture and to its respective successors in trust, all property, real, personal and mixed then owned or thereafter acquired or to be acquired by the Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Company in and by the provisions of the Original Indenture, to be held by said Trustee in trust in accordance with the provisions of the Original Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof, and

WHEREAS, Section 2.01 of the Original Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture, bonds of a series designated “First Mortgage Bonds, Series due November 1, 1979,” bearing interest at the rate of 2 3/4% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 1, 1952, bonds of a series designated “First Mortgage Bonds, Series due February 1, 1982,” bearing interest at the rate of 3 1/8% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 1, 1954, bonds of a series designated “First Mortgage Bonds, Series due February 1, 1984,” bearing interest at the rate of 3 1/8% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 1957, bonds of a series designated “First Mortgage Bonds, Series due September 1, 1987,” bearing interest at the rate of 4 7/8% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated October 1, 1960, bonds of a series designated “First Mortgage Bonds, Series due October 1, 1990,” bearing interest at the rate of 4 7/8% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 1, 1966, bonds of a series designated “First Mortgage Bonds, Series due June 1, 1996,” bearing interest at the rate of 5 5/8% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 1, 1968, bonds of a series designated “First Mortgage Bonds, Series due June 1, 1998,” bearing interest at the rate of 6 3/4% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 1, 1970, bonds of a series designated “First Mortgage Bonds, Series due July 1, 2000,” bearing interest at the rate of 9 1/4% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated August 1, 1971, bonds of a series designated “First Mortgage Bonds, Series due August 1, 2001,” bearing interest at the rate of 8 1/4% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 1, 1972, bonds of a series designated “First Mortgage Bonds, Series due July 1, 2002,” bearing interest at the rate of 7 1/2% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 1, 1975, bonds of a series designated “First Mortgage Bonds, Series due March 1, 2005,” bearing interest at the rate of 8 7/8% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 1975, bonds of a series designated “First Mortgage Bonds, Pollution Control Series A,” bearing interest as provided therein and maturing September 1, 2000; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 1976, bonds of a series designated “First Mortgage Bonds, Pollution Control Series B,” bearing interest as provided therein and maturing September 1, 2006; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated October 1, 1976, bonds of a series designated “First Mortgage Bonds, Series due November 1, 2006,” bearing interest at the rate of 8 1/2% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 1, 1978, bonds of a series designated “First Mortgage Bonds, Pollution Control Series C,” bearing interest as provided therein and maturing June 1, 1998/2008; and

WHEREAS, the Company has heretofore executed and delivered to the Trustee a Supplemental Indenture dated February 15, 1979, setting forth duly adopted modifications and alterations to the Original Indenture and all Supplemental Indentures thereto; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 1979, bonds of a series designated “First Mortgage Bonds, Series due October 1, 2009,” bearing interest at the rate of 10 1/8% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 15, 1979, bonds of a series designated “First Mortgage Bonds, Pollution Control Series D,” bearing interest as provided therein and maturing October 1, 2004/2009; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 15, 1981, bonds of a series designated “First Mortgage Bonds, Pollution Control Series E,” bearing interest as provided therein and maturing September 15, 1984; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated March 1, 1982, bonds of a series designated “First Mortgage Bonds, Pollution Control Series F,” bearing interest as provided therein and maturing March 1, 2012; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated March 15, 1982, bonds of a series designated “First Mortgage Bonds, Pollution Control Series G,” bearing interest as provided therein and maturing March 1, 2012; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 15, 1982, bonds of a series designated “First Mortgage Bonds, Pollution Control Series H,” bearing interest as provided therein and maturing September 15, 1992; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 15, 1984, bonds of a series designated “First Mortgage Bonds, Pollution Control Series I,” bearing interest as provided therein and maturing February 15, 2011; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated July 1, 1985, bonds of  a series designated “First Mortgage Bonds, Pollution Control Series J,” bearing interest as provided therein and maturing July 1, 1995/2015; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated November 15, 1986, bonds of a series designated “First Mortgage Bonds, Pollution Control Series K,” bearing interest as provided therein and maturing December 1, 2016; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated November 16, 1986, bonds of a series designated “First Mortgage Bonds, Pollution Control Series L,” bearing interest as provided therein and maturing December 1, 2016; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated August 1, 1987, bonds of a series designated “First Mortgage Bonds, Pollution Control Series M,” bearing interest as provided therein and maturing August 1, 1997; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 1, 1989, bonds of a series designated “First Mortgage Bonds, Pollution Control Series N,” bearing interest as provided therein and maturing February 1, 2019; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 2 1989, bonds of a series designated “First Mortgage Bonds, Pollution Control Series O,” bearing interest as provided therein and maturing February 1, 2019; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 15, 1990, bonds of a series designated “First Mortgage Bonds, Pollution Control Series P,” bearing interest as provided therein and maturing June 15, 2015; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated November 1, 1990, bonds of a series designated “First Mortgage Bonds, Pollution Control Series Q” and bonds of a series designated “First Mortgage Bonds, Pollution Control Series R,” each series bearing interest as provided therein and maturing November 1, 2020; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 1992,

bonds of a series designated “First Mortgage Bonds, Pollution Control Series S,” bearing interest as provided therein and maturing September 1, 2017; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 2, 1992, bonds of a series designated “First Mortgage Bonds, Pollution Control Series T,” bearing interest as provided therein and maturing September 1, 2017; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated August 15, 1993, bonds of a series designated “First Mortgage Bonds, Series due August 15, 2003,” bearing interest at the rate of 6% per annum; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated August 16, 1993, bonds of a series designated “First Mortgage Bonds, Pollution Control Series U,” bearing interest as provided therein and maturing August 15, 2013 and bonds of a series designated “First Mortgage Bonds, Pollution Control Series V,” bearing interest as provided therein and maturing August 15, 2019; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated October 15, 1993, bonds of a series designated “First Mortgage Bonds, Pollution Control Series W,” bearing interest as provided therein and maturing October 15, 2020, and bonds of a series designated “First Mortgage Bonds, Pollution Control Series X,” bearing interest as provided therein and maturing April 15, 2023; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated May 1, 2000, bonds of a series designated “First Mortgage Bonds, Pollution Control Series Y,” bearing interest as provided therein and maturing May 1, 2027; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated August 1, 2000, bonds of a series designated “First Mortgage Bonds, Pollution Control Series Z,” bearing interest as provided therein and maturing August 1, 2030; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 2001, bonds of a series designated “First Mortgage Bonds, Pollution Control Series AA,” bearing interest as provided therein and maturing September 1, 2027; and

WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated March 1, 2002, bonds of a series designated “First Mortgage Bonds, Pollution Control Series BB,” bearing interest as provided therein and maturing September 1, 2026, and bonds of a series designated “First Mortgage Bonds, Pollution Control Series CC,” bearing interest as provided therein and maturing September 1, 2026; and

WHEREAS, the County of Jefferson in the Commonwealth of Kentucky (“Jefferson County”) has agreed to issue $35,000,000 principal amount of its Pollution Control Revenue Bonds, 2001 Series B (Louisville Gas and Electric Company Project) (the “Jefferson County Bonds”) pursuant to the provisions of the Indenture of Trust, dated as of November 1, 2001 (the “Jefferson County Indenture”), between and among Jefferson County and Bankers Trust Company, as Trustee, Paying Agent and Bond Registrar (said Trustee or any successor trustee under the Jefferson County Indenture being hereinafter referred to as the “Jefferson County Trustee”); and

WHEREAS, the County of Trimble in the Commonwealth of Kentucky (“Trimble County”) has agreed to issue $35,000,000 principal amount of its Pollution Control Revenue Bonds, 2001 Series B (Louisville Gas and Electric Company Project) (the “Trimble County Bonds”) pursuant to the provisions of the Indenture of Trust, dated as of November 1, 2001 (the “Trimble County Indenture”), between and among Trimble County and Bankers Trust Company, as Trustee, Paying Agent and Bond Registrar (said Trustee or any successor trustee under the Trimble County Indenture being hereinafter referred to as the “Trimble County Trustee”); and

WHEREAS, the proceeds of the Jefferson County Bonds (other than any accrued interest, if any, thereon) will be loaned by Jefferson County to the Company pursuant to the provisions of a Loan Agreement, dated as of November 1, 2001, between Jefferson County and the Company (the “Jefferson County Agreement”), to pay and discharge $35,000,000 in outstanding principal amount of “County of Jefferson, Kentucky, Pollution Control Revenue Bonds, 1997 Series A (Louisville Gas and Electric Company Project),” dated November 13, 1997 (the “1997 Jefferson Bonds”) on the date of issuance of the Jefferson County Bonds.  The 1997 Jefferson Bonds were issued to refinance the cost of construction of certain air pollution control facilities at the Mill Creek and Cane Run Generating Stations of the Company, which facilities are hereinafter sometimes referred to as the “Jefferson County Project,” which Jefferson County Project is located in Jefferson County and which Jefferson County Project is more fully described in Exhibit A to the Jefferson County Agreement; and

WHEREAS, the proceeds of the Trimble County Bonds (other than any accrued interest, if any, thereon) will be loaned by Trimble County to the Company pursuant to the provisions of a Loan Agreement, dated as of November 1, 2001, between Trimble County and the Company (the “Trimble County Agreement”), to pay and discharge $35,000,000 in outstanding principal amount of “County of Trimble, Kentucky, Pollution Control Revenue Bonds, 1997 Series A (Louisville Gas and Electric Company Project),” dated November 13, 1997 (the “1997 Trimble Bonds”) on the date of issuance of the Trimble County Bonds.  The 1997 Trimble Bonds were issued to refinance the cost of construction of certain air and water pollution control and solid waste disposal facilities at Unit 1 of the Trimble County Generating Station of the Company, which facilities are hereinafter sometimes referred to as the “Trimble County Project,” which

Trimble County Project is located in Trimble County and which Trimble County Project is more fully described in Exhibit A to the Trimble County Agreement; and

WHEREAS, payments by the Company under and pursuant to the Jefferson County Agreement have been assigned by Jefferson County to the Jefferson County Trustee in order to secure the payment of the Jefferson County Bonds, and payments by the Company under and pursuant to the Trimble County Agreement have been assigned by Trimble County to the Trimble County Trustee in order to secure the payment of the Trimble County Bonds; and

WHEREAS, in order to further secure the payment of the Jefferson County Bonds, the Company desires to provide for the issuance under the Original Indenture to the Jefferson County Trustee of a new series of bonds designated “First Mortgage Bonds, Pollution Control Series DD” (sometimes called “Bonds of Pollution Control Series DD”), in a principal amount equal to the principal amount of the Jefferson County Bonds, and with corresponding terms and maturity, the Bonds of Pollution Control Series DD to be issued as registered bonds without coupons in denominations of a multiple of $1,000; and the Bonds of Pollution Control Series DD are to be substantially in the form and tenor following, to-wit:

(Form of Bonds of Pollution Control Series DD)

This Bond has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in contravention of said Act and is not transferable except to a successor Trustee under the Indenture of Trust dated as of November 1, 2001, from the County of Jefferson, Kentucky, to Bankers Trust Company, as Trustee, Paying Agent and Bond Registrar.

LOUISVILLE GAS AND ELECTRIC COMPANY

(Incorporated under the laws of the Commonwealth of Kentucky)

First Mortgage Bond

Pollution Control Series DD

No.	$

Louisville Gas and Electric Company, a corporation organized and existing under and by virtue of the laws of the Commonwealth of Kentucky (herein called the “Company”), for value received, hereby promises to pay to Bankers Trust Company, as Trustee under the Indenture of Trust (the “Jefferson County Indenture”) dated as of November 1, 2001, from the County of Jefferson, Kentucky, to Bankers Trust Company, or any successor trustee under the Jefferson County Indenture (the “Jefferson County Trustee”) and at the office of Harris Trust and Savings Bank, Chicago, Illinois (the “Trustee”) the sum of        Dollars in lawful money of the United States of America on the Series DD Demand Redemption Date, as hereinafter defined, and to pay on the Series DD Demand Redemption Date to the Jefferson County Trustee, interest hereon from the Series DD Initial Interest Accrual Date, as hereinafter defined, to the Series DD Demand Redemption Date at the same rate or rates per annum then and thereafter from time to time borne by the Jefferson County Bonds, in like money, said interest being payable at the office of the Trustee in Chicago, Illinois, subject to the provisions hereinafter set forth in the event of a rescission of a Series DD Redemption Demand, as hereinafter defined.

This bond is one of a duly authorized issue of bonds of the Company, known as its First Mortgage Bonds, unlimited in aggregate principal amount, which issue of bonds consists, or may consist of several series of varying denominations, dates and tenors, all issued and to be issued under and equally secured (except in so far as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated November 1, 1949 (the “Original Indenture”), and Supplemental Indentures thereto dated February 1, 1952, February 1, 1954, September 1, 1957, October 1, 1960, June 1, 1966, June 1, 1968, June 1,1970, August 1, 1971, June 1, 1972, February 1, 1975, September 1, 1975, September 1, 1976, October 1, 1976, June 1, 1978, February 15, 1979, September 1, 1979, September 15, 1979, September 15, 1981, March 1, 1982, March 15, 1982, September 15, 1982, February 15, 1984, July 1, 1985, November 15, 1986, November 16, 1986, August 1, 1987, February 1, 1989, February 2, 1989, June 15, 1990, November 1, 1990, September 1, 1992, September 2, 1992, August 15, 1993, August 16, 1993, October 15, 1993, May 1, 2000, August 1, 2000, September 1, 2001, March 1, 2002 and March 15, 2002 (all of which instruments are herein collectively called the “Indenture”), executed by the Company to the Trustee, to which Indenture reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured.  The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a completed default as in the Indenture provided.  The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds outstanding.

This bond is one of a series of bonds of the Company issued under the Indenture and designated as First Mortgage Bonds, Pollution Control Series DD.  The bonds of this Series have been issued to the Jefferson County Trustee under the Jefferson County Indenture to secure payment of the Pollution Control Revenue Bonds, 2001 Series B (Louisville Gas and Electric Company Project) (the “Jefferson County Bonds”) issued by the County of Jefferson, Kentucky (“Jefferson County”) under the Jefferson County Indenture, the proceeds of which have been or are to be loaned to the Company pursuant to the provisions of the Loan Agreement dated as of November 1, 2001 (the “Jefferson County Agreement”) between the Company and Jefferson County.  The maturity of the obligation represented by the bonds of this Series is November 1, 2027.  The date of maturity of the obligation represented by the bonds of this Series is hereinafter referred to as the Series DD Final Maturity Date.  The bonds of this Series shall bear interest from the Series DD Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates per annum then and thereafter from time to time borne by the Jefferson County Bonds.

With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or of the holders of the bonds, and/or the terms and provisions of the Indenture and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy percent in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds disqualified from voting by reason of the interest of the Company or of certain related persons therein as provided in the Indenture), and by the affirmative vote of at least seventy percent in principal amount of the bonds of any series entitled to vote then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds disqualified from voting as aforesaid) and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding are so affected; provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest, if any, hereon or any other modification in the terms of payment of such principal or interest, if any, or the taking of certain other action as more fully set forth in the Indenture, without the consent of the holder hereof.

Except as provided in the next succeeding paragraph, in the event of a default under Section 9.1 of the Jefferson County Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Jefferson County Indenture and the Jefferson County Bonds) on the Jefferson County Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the bonds of this Series shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a “Series DD Redemption Demand”) from the Jefferson County Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the Jefferson County Indenture, specifying the last date to which interest on the Jefferson County Bonds has been paid (such date being hereinafter referred to as the “Series DD Initial Interest Accrual Date”) and demanding redemption of the bonds of this Series.  The Trustee shall, within 10 days after receiving such Series DD Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.  Promptly upon receipt by the Company of such copy of a Series DD Redemption Demand, the Company shall fix a date on which it will redeem the bonds of this Series so demanded to be redeemed (hereinafter called the “Series DD Demand Redemption Date”).  Notice of the date fixed as and for the Series DD Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Series DD Demand Redemption Date.  The date to be fixed by the Company as and for the Series DD Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Series DD Redemption Demand or (ii) the Series DD Final Maturity Date, provided that if the Trustee shall not have received such notice fixing the Series DD Demand Redemption Date within 90 days after receipt by it of the Series DD Redemption Demand, the Series DD Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Series DD Redemption Demand or (ii) the Series DD Final Maturity Date.  The Trustee shall mail notice of the Series DD Demand Redemption Date (such notice being hereinafter called the “Series DD Demand Redemption Notice”) to the Jefferson County Trustee not more than 10 nor less than five days prior to the Series DD Demand Redemption Date.  Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Series DD Final Maturity Date, such date shall be deemed to be the Series DD Demand Redemption Date without further action (including actions specified in this paragraph) by the Jefferson County Trustee, the Trustee or the Company.  The bonds of this Series shall be redeemed by the Company on the Series DD Demand Redemption Date, upon surrender thereof by the Jefferson County Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in the third paragraph of this Bond, from the Series DD Initial Interest Accrual Date to the Series DD Demand Redemption Date.  If a Series DD Redemption Demand is rescinded by the Jefferson County Trustee by written notice to the Trustee prior to the Series DD Demand Redemption Date, no Series DD Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the bonds of this Series shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the bonds of this Series; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the bonds of this Series shall bear interest at the rate per annum set forth in the third paragraph of this bond, from the Series DD Initial Interest Accrual Date, as specified in a written notice to the Trustee from the Jefferson County Trustee, and the principal of and interest on the bonds of this Series from the Series DD Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

Upon payment of the principal of and premium, if any, and interest on the Jefferson County Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Jefferson County Trustee (other than any Jefferson County Bond that was cancelled by the Jefferson County Trustee and for which one or more other Jefferson County Bonds were delivered and authenticated pursuant to the Jefferson County Indenture in lieu of or in exchange or substitution for such cancelled Jefferson County Bond), or upon provision for the payment thereof having been made in accordance with the Jefferson County Indenture, bonds of this Series in a principal amount equal to the principal amount of the Jefferson County Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such bonds of this Series shall be surrendered by the Jefferson County Trustee to the Trustee and shall be cancelled by the Trustee.  From and after the Release Date (as defined below), the bonds of this Series shall be deemed fully paid, satisfied and discharged and the obligations of the Company hereunder and thereunder shall be terminated.  The Release Date shall be the date as of which all bonds issued under the Indenture prior to the date of initial issuance of this bond (and excluding bonds of this Series and First Mortgage Bonds, Pollution Control Series Y, Z, AA, BB, CC and EE) have been retired through payment, redemption or otherwise (including those bonds “deemed to be redeemed” within the meaning of that term as used in Article X of the Original Indenture) at, before or after the maturity thereof.  On the Release Date, the bonds of this Series shall be surrendered by the Jefferson County Trustee to the Trustee whereupon the bonds of said Series so surrendered shall be cancelled by the Trustee.

No recourse shall be had for the payment of principal of, or interest, if any, on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of the Indenture, against any incorporator, or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of Harris Trust and Savings Bank, as Trustee under the Indenture, or its successor thereunder.

IN WITNESS WHEREOF, LOUISVILLE GAS AND ELECTRIC COMPANY has caused this instrument to be signed in its name by its President or a Vice President or with the facsimile signature of its President, and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or Assistant Secretary or with the facsimile signature of its Secretary.

Dated	LOUISVILLE GAS AND ELECTRIC COMPANY

Attest:	By
Vice President

Secretary

and

WHEREAS, in order to further secure the payment of the Trimble County Bonds, the Company desires to provide for the issuance under the Original Indenture to the Trimble County Trustee of a new series of bonds designated “First Mortgage Bonds, Pollution Control Series EE” (sometimes called “Bonds of Pollution Control Series EE”), in a principal amount equal to the principal amount of the Trimble County Bonds, and with corresponding terms and maturity, the Bonds of Pollution Control Series EE to be issued as registered bonds without coupons in denominations of a multiple of $1,000; and the Bonds of Pollution Control Series EE are to be substantially in the form and tenor following, to-wit:

(Form of Bonds of Pollution Control Series EE)

This Bond has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in contravention of said Act and is not transferable except to a successor Trustee under the Indenture of Trust dated as of November 1, 2001, from the County of Trimble, Kentucky, to Bankers Trust Company, as Trustee, Paying Agent and Bond Registrar.

LOUISVILLE GAS AND ELECTRIC COMPANY

(Incorporated under the laws of the Commonwealth of Kentucky)

First Mortgage Bond

Pollution Control Series EE

No.	$

Louisville Gas and Electric Company, a corporation organized and existing under and by virtue of the laws of the Commonwealth of Kentucky (herein called the “Company”), for value received, hereby promises to pay to Bankers Trust Company, as Trustee under the Indenture of Trust (the “Trimble County Indenture”) dated as of November 1, 2001, from the County of Jefferson, Kentucky, to Bankers Trust Company, or any successor trustee under the Trimble County Indenture (the “Trimble County Trustee”) and at the office of Harris Trust and Savings Bank, Chicago, Illinois (the “Trustee”) the sum of         Dollars in lawful money of the United States of America on the Series EE Demand Redemption Date, as hereinafter defined, and to pay on the Series EE Demand Redemption Date to the Trimble County Trustee, interest hereon from the Series EE Initial Interest Accrual Date, as hereinafter defined, to the Series EE Demand Redemption Date at the same rate or rates per annum then and thereafter from time to time borne by the Trimble County Bonds, in like money, said interest being payable at the office of the Trustee in Chicago, Illinois, subject to the provisions hereinafter set forth in the event of a rescission of a Series EE Redemption Demand, as hereinafter defined.

This bond is one of a duly authorized issue of bonds of the Company, known as its First Mortgage Bonds, unlimited in aggregate principal amount, which issue of bonds consists, or may consist of several series of varying denominations, dates and tenors, all issued and to be issued under and equally secured (except in so far as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated November 1, 1949 (the “Original Indenture”), and Supplemental Indentures thereto dated February 1, 1952, February 1, 1954, September 1, 1957, October 1, 1960, June 1, 1966, June 1, 1968, June 1,1970, August 1, 1971, June 1, 1972, February 1, 1975, September 1, 1975, September 1, 1976, October 1, 1976, June 1, 1978, February 15, 1979, September 1, 1979, September 15, 1979, September 15, 1981, March 1, 1982, March 15, 1982, September 15, 1982, February 15, 1984, July 1, 1985, November 15, 1986, November 16, 1986, August 1, 1987, February 1, 1989, February 2, 1989, June 15, 1990, November 1, 1990, September 1, 1992, September 2, 1992, August 15, 1993, August 16, 1993,

October 15, 1993, May 1, 2000, August 1, 2000, September 1, 2001, March 1, 2002 and March 15, 2002 (all of which instruments are herein collectively called the “Indenture”), executed by the Company to the Trustee, to which Indenture reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured.  The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a completed default as in the Indenture provided.  The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds outstanding.

This bond is one of a series of bonds of the Company issued under the Indenture and designated as First Mortgage Bonds, Pollution Control Series EE.  The bonds of this Series have been issued to the Trimble County Trustee under the Trimble County Indenture to secure payment of the Pollution Control Revenue Bonds, 2001 Series B (Louisville Gas and Electric Company Project) (the “Trimble County Bonds”) issued by the County of Trimble, Kentucky (“Trimble County”) under the Trimble County Indenture, the proceeds of which have been or are to be loaned to the Company pursuant to the provisions of the Loan Agreement dated as of November 1, 2001 (the “Trimble County Agreement”) between the Company and Trimble County.  The maturity of the obligation represented by the bonds of this Series is November 1, 2027.  The date of maturity of the obligation represented by the bonds of this Series is hereinafter referred to as the Series EE Final Maturity Date.  The bonds of this Series shall bear interest from the Series EE Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates per annum then and thereafter from time to time borne by the Trimble County Bonds.

With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or of the holders of the bonds, and/or the terms and provisions of the Indenture and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy percent in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds disqualified from voting by reason of the interest of the Company or of certain related persons therein as provided in the Indenture), and by the affirmative vote of at least seventy percent in principal amount of the bonds of any series entitled to vote then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds disqualified from voting as aforesaid) and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding are so affected; provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest, if any, hereon or any other modification in the terms of payment of such principal or interest, if any, or the taking of certain other action as more fully set forth in the Indenture, without the consent of the holder hereof.

Except as provided in the next succeeding paragraph, in the event of a default under Section 9.1 of the Trimble County Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Trimble County Indenture and the Trimble County Bonds) on the Trimble County Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the bonds of this Series shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a “Series EE Redemption Demand”) from the Trimble County Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the Trimble County Indenture, specifying the last date to which interest on the Trimble County Bonds has been paid (such date being hereinafter referred to as the “Series EE Initial Interest Accrual Date”) and demanding redemption of the bonds of this Series.  The Trustee shall, within 10 days after receiving such Series EE Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.  Promptly upon receipt by the Company of such copy of a Series EE Redemption Demand, the Company shall fix a date on which it will redeem the bonds of this Series so demanded to be redeemed (hereinafter called the “Series EE Demand Redemption Date”).  Notice of the date fixed as and for the Series EE Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Series EE Demand Redemption Date.  The date to be fixed by the Company as and for the Series EE Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Series EE Redemption Demand or (ii) the Series EE Final Maturity Date, provided that if the Trustee shall not have received such notice fixing the Series EE Demand Redemption Date within 90 days after receipt by it of the Series EE Redemption Demand, the Series EE Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Series EE Redemption Demand or (ii) the Series EE Final Maturity Date.  The Trustee shall mail notice of the Series EE Demand Redemption Date (such notice being hereinafter called the “Series EE Demand Redemption Notice”) to the Trimble County Trustee not more than 10 nor less than five days prior to the Series EE Demand Redemption Date.  Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Series EE Final Maturity Date, such date shall be deemed to be the Series EE Demand Redemption Date without further action (including actions specified in this paragraph) by the Trimble County Trustee, the Trustee or the Company.  The bonds of this Series shall be redeemed by the Company on the Series EE Demand Redemption Date, upon surrender thereof by the Trimble County Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in the third paragraph of this Bond, from the Series EE Initial Interest Accrual Date to the Series EE Demand Redemption Date.  If a Series EE Redemption Demand is rescinded by the Trimble County Trustee by written notice to the Trustee prior to the Series EE Demand Redemption Date, no Series EE Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the bonds of this Series shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the bonds of this Series; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the bonds of this Series shall bear interest at the rate per annum set forth in the third paragraph of this bond, from the Series EE Initial Interest Accrual Date, as specified in a written notice to the Trustee from the Trimble County Trustee, and the principal of and interest on the bonds of this Series from the Series EE Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

Upon payment of the principal of and premium, if any, and interest on the Trimble County Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Trimble County Trustee (other than any Trimble County Bond that was cancelled by the Trimble County Trustee and for which one or more other Trimble County Bonds were delivered and authenticated pursuant to the Trimble County Indenture in lieu of or in exchange or substitution for such cancelled Trimble County Bond), or upon provision for the payment thereof having been made in accordance with the Trimble County Indenture, bonds of this Series in a principal amount equal to the principal amount of the Trimble County Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such bonds of this Series shall be surrendered by the Trimble County Trustee to the Trustee and shall be cancelled by the Trustee.  From and after the Release Date (as defined below), the bonds of this Series shall be deemed fully paid, satisfied and discharged and the obligations of the Company hereunder and thereunder shall be terminated.  The Release Date shall be the date as of which all bonds issued under the Indenture prior to the date of initial issuance of this bond (and excluding bonds of this Series and First Mortgage Bonds, Pollution Control Series Y, Z, AA, BB, CC and DD) have been retired through payment, redemption or otherwise (including those bonds “deemed to be redeemed” within the meaning of that term as used in Article X of the Original Indenture) at, before or after the maturity thereof.  On the Release Date, the bonds of this Series shall be surrendered by the Trimble County Trustee to the Trustee whereupon the bonds of said Series so surrendered shall be cancelled by the Trustee.

No recourse shall be had for the payment of principal of, or interest, if any, on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of the Indenture, against any incorporator, or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of Harris Trust and Savings Bank, as Trustee under the Indenture, or its successor thereunder.

IN WITNESS WHEREOF, LOUISVILLE GAS AND ELECTRIC COMPANY has caused this instrument to be signed in its name by its President or a Vice President or with the facsimile signature of its President, and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or Assistant Secretary or with the facsimile signature of its Secretary.

Dated	LOUISVILLE GAS AND ELECTRIC COMPANY

Attest:	By
Vice President

Secretary

and

WHEREAS, the Company is desirous of specifically assigning, conveying, mortgaging, pledging, transferring and setting over additional property unto the Trustee and to its respective successors in trust; and

WHEREAS, Sections 4.01 and 21.03 of the Original Indenture provide in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Original Indenture and of assigning, conveying, mortgaging, pledging and transferring unto the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Original Indenture; and

WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company;

Now, THEREFORE, THIS INDENTURE WITNESSETH:

Louisville Gas and Electric Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with Harris Trust and Savings Bank, as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds issued or to be issued thereunder, as follows:

ARTICLE I.

SPECIFIC SUBJECTION OF PROPERTY TO THE LIEN OF THE ORIGINAL INDENTURE

Section 1.01.          The Company in order better to secure the payment, both of principal and interest, of all bonds of the Company at any time outstanding under the Indenture, according to their tenor and effect, and the performance of and compliance with the covenants and conditions in the Indenture contained, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Harris Trust and Savings Bank, as Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all the property described and mentioned or enumerated in a schedule hereto annexed and marked Schedule A, reference to said schedule being hereby made with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, product and profits thereof;

Also, in order to subject all of the personal property and chattels of the Company to the lien of the Indenture in conformity with the provisions of the Uniform Commercial Code of the Commonwealth of Kentucky, all steam, hydro and other electric generating plants, including buildings and other structures, turbines, generators, boilers, condensing equipment, and all other equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam and heating mains and equipment; gas generating and coke plants, including buildings, holders and other structures, boilers and other boiler plant equipment, benches, retorts, coke ovens, water gas sets, condensing and purification equipment, piping and other accessory works equipment; facilities for gas storage whether above or below surface; gas transmission and distribution systems, including structures, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; office, shop, garage and other general buildings and structures, furniture and fixtures; and all municipal and other franchises and all leaseholds, licenses, permits, easements, and privileges; all as now owned or hereafter acquired by the Company pursuant to the provisions of the Original Indenture; and

All the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof;

Excluding, however, (1) all shares of stock, bonds, notes, evidences of indebtedness and other securities other than such as may be or are required to be deposited from time to time with the Trustee in accordance with the provisions of the Indenture; (2) cash on hand and in banks other than such as may be or is required to be deposited from time to time with the Trustee in accordance with the provisions of the Indenture; (3) contracts, claims, bills and accounts receivable and chooses in action other than such as may be or are required to be from time to time assigned to the Trustee in accordance with the provisions of the Indenture; (4) motor vehicles; (5) any stock of goods, wares and merchandise, equipment, materials and supplies acquired for the purpose of sale or lease in the usual course of business or for the purpose of consumption in the operation, construction or repair of any of the properties of the Company; and (6) the properties described in Schedule B annexed to the Original Indenture.

To have and to hold all said property, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever, subject, however, to permissible encumbrances as defined in Section 1.09 of the Original Indenture and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture, in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

ARTICLE II.

PROVISIONS OF BONDS OF POLLUTION CONTROL SERIES DD AND EE

Section 2.01.          There is hereby created, for issuance under the Original Indenture, a series of bonds designated Pollution Control Series DD, each of which shall bear the descriptive title “First Mortgage Bonds, Pollution Control Series DD” and the form thereof shall contain suitable provisions with respect to the matters specified in this section.  The Bonds of Pollution Control Series DD shall be printed, lithographed or typewritten and shall be substantially of the tenor and purport previously recited.  The Bonds of Pollution Control Series DD shall be issued as registered bonds without coupons in denominations of a multiple of $1,000 and shall be registered in the name of the Jefferson County Trustee.  The Bonds of Pollution Control Series DD shall be dated as of the date of their authentication.

The Bonds of Pollution Control Series DD shall be payable, both as to principal and interest, at the office of the Trustee in Chicago, Illinois, in lawful money of the United States of America.  The maturity of the obligation represented by the Bonds of Pollution Control Series DD is November 1, 2027.  The date of maturity of the obligation represented by the Bonds of Pollution Control Series DD is hereinafter referred to as the Series DD Final Maturity Date.  The Bonds of Pollution Control Series DD shall bear interest from the Series DD Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates then and thereafter from time to time borne by the Jefferson County Bonds.

Section 2.02.          Except as provided in the next succeeding paragraph of this Section 2.02, in the event of a default under Section 9.1 of the Jefferson County Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Jefferson County Indenture and the Jefferson County Bonds) on the Jefferson County Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the Bonds of Pollution Control Series DD shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a “Series DD Redemption Demand”) from the Jefferson County Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the Jefferson County Indenture, specifying the last date to which interest on the Jefferson County Bonds has been paid (such date being hereinafter referred to as the “Series DD Initial Interest Accrual Date”) and demanding redemption of the Bonds of Pollution Control Series DD.  The Trustee shall, within 10 days after receiving such Series DD Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.  Promptly upon receipt by the Company of such copy of a Series DD Redemption Demand, the Company shall fix a date on which it will redeem the Bonds of Pollution Control Series DD so demanded to be redeemed (hereinafter called the “Series DD Demand Redemption Date”).  Notice of the date fixed as the Series DD Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Series DD Demand Redemption Date.  The date to be fixed by the Company as and for the Series DD Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Series DD Redemption Demand or (ii) the Series DD Final Maturity Date, provided that if the Trustee shall not have received such notice fixing the Series DD Demand Redemption Date within 90 days after receipt by it of the Series DD Redemption Demand, the Series DD Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Series DD Redemption Demand or (ii) the Series DD Final Maturity Date.  The Trustee shall mail notice of the Series DD Demand Redemption Date (such notice being hereinafter called the “Series DD Demand Redemption Notice”) to the Jefferson County Trustee not more than 10 nor less than five days prior to the Series DD Demand Redemption Date.  Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Series DD Final Maturity Date, such date shall be deemed to be the Series DD Demand Redemption Date without further action (including actions specified in this paragraph) by the Jefferson County Trustee, the Trustee or the Company.  The Bonds of Pollution Control Series DD shall be redeemed by the Company on the Series DD Demand Redemption Date, upon surrender thereof by the Jefferson County Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in Section 2.01 hereof, from the Series DD Initial Interest Accrual Date to the Series DD Demand Redemption Date.  If a Series DD Redemption Demand is rescinded by the Jefferson County Trustee by written notice to the Trustee prior to the Series DD Demand Redemption Date, no Series DD Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the Bonds of Pollution Control Series DD shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the Bonds of Pollution Control Series DD; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the Bonds of Pollution Control Series DD shall bear interest at the rate per annum set forth in Section 2.01 hereof, from the Series DD Interest Accrual Date, as specified in a written notice to the Trustee from the Jefferson County Trustee, and the principal of and interest on the Bonds of Pollution Control Series DD from the Series DD Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Series DD Redemption Demand or a rescission thereof or a written notice required by this Section 2.02, and such Series DD Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the Jefferson County Trustee by one of its Vice Presidents.

Section 2.03.          Upon payment of the principal of and premium, if any, and interest on the Jefferson County Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Jefferson County Trustee (other than any Jefferson County Bond that was cancelled by the Jefferson County Trustee and for which one or more other Jefferson County Bonds were delivered and authenticated pursuant to the Jefferson County Indenture in lieu of or in exchange or substitution for such cancelled Jefferson County Bond), or upon provision for the payment thereof having been made in accordance with the Jefferson County Indenture, Bonds of Pollution Control Series DD in a principal amount equal to the principal amount of the Jefferson County Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds of Pollution Control Series DD shall be surrendered by the Jefferson County Trustee to the Trustee and shall be cancelled and destroyed by the Trustee, and a certificate of such cancellation and destruction shall be delivered to the Company.  From and after the Release Date (as defined below), the bonds of this Series shall be deemed fully paid, satisfied and discharged and the obligations of the Company hereunder and thereunder shall be terminated.  The Release Date shall be the date as of which all bonds issued under the Indenture prior to the date of initial issuance of this bond (and excluding bonds of this Series and First Mortgage Bonds, Pollution Control Series Y, Z, AA, BB, CC and EE) have been retired through payment, redemption or otherwise (including those bonds “deemed to be redeemed” within the meaning of that term as used in Article X of the Original Indenture) at, before or after the maturity thereof.  On the Release Date, the bonds of this Series shall be surrendered by the Jefferson County Trustee to the Trustee whereupon the Bonds of said Series so surrendered shall be cancelled by the Trustee.

Section 2.04.          There is hereby created, for issuance under the Original Indenture, a series of bonds designated Pollution Control Series EE, each of which shall bear the descriptive title “First Mortgage Bonds, Pollution Control Series EE” and the form thereof shall contain suitable provisions with respect to the matters specified in this section.  The Bonds of Pollution Control Series EE shall be printed, lithographed or typewritten and shall be substantially of the tenor and purport previously recited.  The Bonds of Pollution Control Series EE shall be issued as registered bonds without coupons in denominations of a multiple of $1,000 and shall be registered in the name of the Trimble County Trustee.  The Bonds of Pollution Control Series EE shall be dated as of the date of their authentication.

The Bonds of Pollution Control Series EE shall be payable, both as to principal and interest, at the office of the Trustee in Chicago, Illinois, in lawful money of the United States of America.  The maturity of the obligation represented by the Bonds of Pollution Control Series EE is November 1, 2027.  The date of maturity of the obligation represented by the Bonds of Pollution Control Series EE is hereinafter referred to as the Series EE Final Maturity Date.  The Bonds of Pollution Control Series EE shall bear interest from the Series EE Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates then and thereafter from time to time borne by the Trimble County Bonds.

Section 2.05.          Except as provided in the next succeeding paragraph of this Section 2.05, in the event of a default under Section 9.1 of the Trimble County Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Trimble County Indenture and the Trimble County Bonds) on the Trimble County Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the Bonds of Pollution Control Series EE shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a “Series EE Redemption Demand”) from the Trimble County Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the Trimble County Indenture, specifying the last date to which interest on the Trimble County Bonds has been paid (such date being hereinafter referred to as the “Series EE Initial Interest Accrual Date”) and demanding redemption of the Bonds of Pollution Control Series EE.  The Trustee shall, within 10 days after receiving such Series EE Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.  Promptly upon receipt by the Company of such copy of a Series EE Redemption Demand, the Company shall fix a date on which it will redeem the Bonds of Pollution Control Series EE so demanded to be redeemed (hereinafter called the “Series EE Demand Redemption Date”).  Notice of the date fixed as the Series EE Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Series EE Demand Redemption Date.  The date to be fixed by the Company as and for the Series EE Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Series EE Redemption Demand or (ii) the Series EE Final Maturity Date, provided that if the Trustee shall not have received such notice fixing the Series EE Demand Redemption Date within 90 days after receipt by it of the Series EE Redemption Demand, the Series EE Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Series EE Redemption Demand or (ii) the Series EE Final Maturity Date.  The Trustee shall mail notice of the Series EE Demand Redemption Date (such notice being hereinafter called the “Series EE Demand Redemption Notice”) to the Trimble County Trustee not more than 10 nor less than five days prior to the Series EE Demand Redemption Date.  Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Series EE Final Maturity Date, such date shall be deemed to be the Series EE Demand Redemption Date without further action (including actions specified in this paragraph) by the Trimble County Trustee, the Trustee or the Company.  The Bonds of Pollution Control Series EE shall be redeemed by the Company on the Series EE Demand Redemption Date, upon surrender thereof by the Trimble County Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in Section 2.04 hereof, from the Series EE Initial Interest Accrual Date to the Series EE Demand Redemption Date.  If a Series EE Redemption Demand is rescinded by the Trimble County Trustee by written notice to the Trustee prior to the Series EE Demand Redemption Date, no Series EE Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the Bonds of Pollution Control Series EE shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the Bonds of Pollution Control Series EE; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the Bonds of Pollution Control Series EE shall bear interest at the rate per annum set forth in Section 2.04 hereof, from the Series EE Interest Accrual Date, as specified in a written notice to the Trustee from the Trimble County Trustee, and the principal of and interest on the Bonds of Pollution Control Series EE from the Series EE Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Series EE Redemption Demand or a rescission thereof or a written notice required by this Section 2.05, and such Series EE Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the Trimble County Trustee by one of its Vice Presidents.

Section 2.06.          Upon payment of the principal of and premium, if any, and interest on the Trimble County Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Trimble County Trustee (other than any Trimble County Bond that was cancelled by the Trimble County Trustee and for which one or more other Trimble County Bonds were delivered and authenticated pursuant to the Trimble County Indenture in lieu of or in exchange or substitution for such cancelled Trimble County Bond), or upon provision for the payment thereof having been made in accordance with the Trimble County Indenture, Bonds of Pollution Control Series EE in a principal amount equal to the principal amount of the Trimble County Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds of Pollution Control Series EE shall be surrendered by the Trimble County Trustee to the Trustee and shall be cancelled and destroyed by the Trustee, and a certificate of such cancellation and destruction shall be delivered to the Company.  From and after the Release Date (as defined below), the bonds of this Series shall be deemed fully paid, satisfied and discharged and the obligations of the Company hereunder and thereunder shall be terminated.  The Release Date shall be the date as of which all bonds issued under the Indenture prior to the date of initial issuance of this bond (and excluding bonds of this Series and First Mortgage Bonds, Pollution Control Series Y, Z, AA, BB, CC and DD) have been retired through payment, redemption or otherwise (including those bonds “deemed to be redeemed” within the meaning of that term as used in Article X of the Original Indenture) at, before or after the maturity thereof.  On the Release Date, the bonds of this Series shall be surrendered by the Trimble County Trustee to the Trustee whereupon the Bonds of said Series so surrendered shall be cancelled by the Trustee.

Section 2.07.          Prior to the Release Date, the Jefferson County Trustee as the registered holder of the Bonds of Pollution Control Series DD and the Trimble County Trustee as the registered holder of the Bonds of Pollution Control Series EE at its option may surrender the same at the office of the Trustee, in Chicago, Illinois, or elsewhere, if authorized by the Company, for cancellation, in exchange for other bonds of the same series of the same aggregate principal amount.  Thereupon, and upon receipt of any payment required under the provisions of Section 2.08 hereof, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered holder at its office or at any other place specified as aforesaid.

Section 2.08.          No charge shall be made by the Company for any exchange or transfer of Bonds of Pollution Control Series DD or Bonds of Pollution Control Series EE other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

ARTICLE III.

MISCELLANEOUS

Section 3.01.          The recitals of fact herein and in the bonds (except the Trustee’s Certificate) shall be taken as statements of the Company and shall not be construed as made or warranted by the Trustee.  The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Indenture and the Trustee shall incur no responsibility in respect of such matters.

Section 3.02.          This Supplemental Indenture shall be construed in connection with and as a part of the Original Indenture.

Section 3.03.          (a) If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision of the Original Indenture or this Supplemental Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.

(b)           In case any one or more of the provisions contained in this Supplemental Indenture or in the bonds issued hereunder shall be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

Section 3.04.          Wherever in this Supplemental Indenture the word “Indenture” is used without either prefix, “Original” or “Supplemental,” such word was used intentionally to include in its meaning both the Original Indenture and all indentures supplemental thereto.

Section 3.05.          Wherever in this Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

Section 3.06.          (a) This Supplemental Indenture may be simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

(b)           The Table of Contents and the descriptive headings of the several Articles of this Supplemental Indenture were formulated, used and inserted in this Supplemental Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the party of the first part has caused its corporate name and seal to be hereunto affixed and this Supplemental Indenture to be signed by its Treasurer and attested by its Executive Vice President, General Counsel and Corporate Secretary for and in its behalf, and the party of the second part to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Indenture to be signed by one of its Vice Presidents, and attested by its Secretary or an Assistant Secretary, for and in its behalf, all done as of the 15th day of March, 2002.

LOUISVILLE GAS AND ELECTRIC COMPANY

By:
Daniel K. Arbough
Treasurer
(CORPORATE SEAL)

ATTEST:
John R. McCall
Executive Vice President,
General Counsel and Corporate Secretary

HARRIS TRUST AND SAVINGS BANK

By:
J. Bartolini
Vice President
(CORPORATE SEAL)

ATTEST:
C. Potter
Assistant Secretary

COMMONWEALTH OF	)
KENTUCKY	)	SS:
)
COUNTY OF JEFFERSON	)

BE IT REMEMBERED that on this           day of March, 2002, before me, a Notary Public duly commissioned in and for the County and Commonwealth aforesaid, personally appeared DANIEL K. ARBOUGH and JOHN R. MCCALL, respectively, Treasurer and Executive Vice President, General Counsel and Corporate Secretary of Louisville Gas and Electric Company, a corporation organized and existing under and by virtue of the laws of the Commonwealth of Kentucky, who are personally known to me to be such officers, respectively, and who are personally known to me to be the same persons who executed as officers the foregoing instrument of writing, and such persons duly acknowledged before me the execution of the foregoing instrument of writing to be their act and deed and the act and deed of said corporation.

WITNESS my hand and notarial seal this           day of March, 2002.

Notary Public
Kentucky, Commonwealth at Large

(Notarial Seal)
My Commission Expires:

STATE OF ILLINOIS	)	SS:
)
COUNTY OF COOK	)

BE IT REMEMBERED that on this           day of March, 2002, before me, a Notary Public duly commissioned in and for the County and State aforesaid, personally appeared J. BARTOLINI and C. POTTER respectively, Vice President and Assistant Secretary of Harris Trust and Savings Bank, a corporation organized and existing under and by virtue of the laws of the State of Illinois, who are personally known to me to be such officers, respectively, and who are personally known to me to be the same persons who executed as officers the foregoing instrument of writing, and such persons duly acknowledged before me the execution of the foregoing instrument of writing to be their act and deed and the act and deed of said corporation.

WITNESS my hand and notarial seal this           day of March, 2002.

Notary Public in and for the County of
Cook and State of Illinois

(Notarial Seal)
My Commission Expires:

This Instrument Prepared by:

James Dimas

LG&E Energy Corp.

220 W. Main Street

Louisville, Kentucky  40202

By
James Dimas
(502) 627-3712

SCHEDULE A

The following property situated, lying and being in the County of Jefferson, State of Kentucky, to wit:

Beginning at the southeast corner of Ormsby Avenue and Ninth Street, if extended, running thence southwardly (measures South 04º 06’ 32” West), with the east line of Ninth Street, if extended, 200 feet to an alley 13 feet wide, running thence with said alley (measures South 87º11’19” East) which is parallel with said Ormsby Avenue, 338½ feet (measures 339.93 feet) to the westwardly side of the right of way of the Louisville & Nashville Railroad Company; thence northwardly (measures North 9º 19’ 19” West 204.52 feet) with said right of way to the south side of Ormsby Avenue; thence westwardly (measure North 87º 11’ 19” West) with Ormsby Avenue 291¼ feet (measures 292.40 feet) to the beginning; excepting, however, from said premises that portion thereof included within the right of way of the Central Storage Company’s railway, and described in Deed Book 293, page 124, in the office of the Clerk of the County Court of Jefferson County, Kentucky; being the same property conveyed to the Kentucky Heating Company by A. Dumesnil, unmarried, by deed dated January 15, 1902, and recorded in Deed Book 569, page 220, in the office aforesaid, and acquired by and vested in Louisville Gas and Electric Company by virtue of the Consolidation (into Louisville Gas and Electric Company) by said Kentucky Heating Company with Louisville Lighting Company) and Louisville Gas Company, effected by Articles of Agreement and consolidation dated July 2, 1913, recorded in Incorporation Book 22, page 188, in the office aforesaid.

THERE IS EXCEPTED from that portion of the above described property which is described as follows:

BEGINNING at a point, said point being the intersection of the western boundary of the Louisville & Nashville Railroad right of way and the South line of Ormsby Avenue; thence North 87º 11’ 19” West 124.66 feet to a point in the East right of way line of the Central Storage Company’s railway; thence in a southeasterly direction in an arc of 211.18 feet to a point in the western right of way line of the Louisville & Nashville Railroad right of way; thence north 09º 19’ 19” West 144.05 feet to the point of beginning;

BEING a part of the same property conveyed to the Kentucky Heating Company by A. Dumesnil, unmarried, by deed dated January 15, 1902, and recorded in Deed Book 569, page 220, in the office of the Clerk of the County Court of Jefferson County, Kentucky, and acquired by and vested in Louisville Gas and Electric Company by virtue of consolidation (into Louisville Gas and Electric Company) by said Kentucky Heating Company with Louisville Lighting Company and Louisville Gas Company, effected by Articles of Agreement and Consolidation dated July 2, 1913, recorded in Incorporation Book 22, page 188, in the office aforesaid.

THERE IS ALSO EXCEPTED from the above described property the parcel conveyed to Henry Vogt Machine Co. by Deed dated April 12, 1967, of record in Deed Book 4113, page 332, in the office aforesaid.

A-1

The above described property is part of the same property conveyed to Henry Vogt Machine Co. by Deed dated August 24, 1979 of record in Deed Book 5117, Page 961 in the Office of the Clerk of Jefferson County, Kentucky.

Being part of the same property conveyed to Louisville Gas and Electric Company by Deed dated December 28, 2000, of record in Deed Book 07569, Page 0731, in the office aforesaid.

A-2